UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03386)

Exact name of registrant as specified in charter:	Putnam Global Health Care Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2021

Date of reporting period:	September 1, 2020 — February 28, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam Global Health Care Fund

**Semiannual report**
**2 | 28 | 21**

This **global sector fund** invests in stocks of health-care companies worldwide.

FUND SYMBOL
CLASS A
PHSTX

Putnam
Global Health Care
Fund

Semiannual report
2 | 28 | 21

Message from the Trustees

April 5, 2021

Dear Fellow Shareholder:

Optimism about society emerging from the Covid-19 pandemic remains tempered by concern about newer, more aggressive strains of the virus. On the plus side, the U.S. infection rate has declined and the pace of vaccinations is accelerating. The economy registered growth above 4% in the fourth quarter of 2020, and recent employment data is encouraging.

Investors must keep in mind that when the bond market sees stronger economic growth and the chance of inflation ahead, bond prices typically fall and yields rise. In such conditions, stock prices might also weaken as investors consider how rising yields could change borrowing costs.

No matter how markets move, Putnam remains active with strategies that seek superior investment performance. The portfolio managers and analysts keep their focus on research and potential risks, a discipline intended to serve you through changing conditions.

As always, thank you for investing with Putnam.

For investors seeking growth potential, the health-care sector offers many opportunities. It spans a wide range of industries, each with a unique set of advantages. Health care is also a complex and rapidly changing sector, which means fundamental research and specialized expertise are critical for selecting stocks.

The fund is managed by an experienced health-care sector analyst

2 Global Health Care Fund

The fund’s manager and analysts conduct rigorous research to find promising stocks across an array of industries worldwide

A time-tested track record

Since 1982, Putnam Global Health Care Fund has sought to capitalize on the growth potential of stocks in the health-care sector. The fund invests in businesses at different stages of growth, from small, rapidly growing companies to large, established global corporations.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/21. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

* Source: Bloomberg Index Services Limited.

4 Global Health Care Fund

How was the environment for health-care investing during the six-month reporting period?

Stocks in the sector posted modest gains during the period, which brought a mix of positive and negative news on the health-care front. We saw a resurgence in Covid-19 cases, including those tied to more contagious strains of the virus. Parts of Europe and the United States reinstated lockdowns, which threatened to slow economic progress. The period also included the U.S. presidential election, which caused some turbulence for stocks.

However, the early part of the period also brought extremely encouraging data related to Covid-19 vaccine development. And by the close of the period, distribution of safe and effective vaccines was well underway. This included vaccines from Pfizer, Moderna, and Johnson & Johnson, as well as one from AstraZeneca for distribution in Europe.

How did the fund perform for the reporting period?

Putnam Global Health Care Fund posted a return of 5.95%, outperforming its benchmark, the MSCI World Health Care Index [ND], which

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Allocations are shown as a percentage of the fund’s net assets as of 2/28/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/21. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

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posted a return of 3.59% over the six-month reporting period.

What were some stocks that contributed to fund performance for the period?

Among the top contributors was Eli Lilly and Company, a U.S.-based pharmaceutical company. We believe the company has a unique growth profile among its large-cap peers. It has experienced growth in the high single digits for a sustained period and has very few patent expiration challenges. Also, during the period, the company released positive data on two of its key drugs in development. In phase 2 trials for donanemab, the drug was shown to slow the cognitive decline of patients with Alzheimer’s disease. While this is still relatively early in clinical development, it boosted Lilly’s stock considerably. Investors tend to respond positively to the prospect of any modifying therapy for Alzheimer’s disease, which represents a critical unmet medical need. The company also released successful data for phase 3 trials of tirzepatide, a drug that can strengthen the company’s diabetes franchise.

Another portfolio highlight for the period was Change Healthcare, a company that offers a diverse range of technology products and services for health-care providers and payers. The stock surged following the announcement in January 2021 that Change Healthcare would be acquired by UnitedHealth Group’s Optum unit for a sizable premium.

What were some stocks that detracted from fund performance during the period?

The top detractor was AstraZeneca, a U.K.-based multinational pharmaceutical and biotechnology company. The primary driver of the stock’s underperformance was continued concerns about its pending acquisition of Alexion Pharmaceuticals. The stock also met with volatility over concerns about potential side effects for recipients of its Covid-19 vaccine in Europe. Despite the recent challenges, we continue to hold AstraZeneca in the portfolio. We have a positive view of the current fundamentals of the business, its acquisition of Alexion, and its long-term growth potential.

Fund performance was also dampened by our decision to not own Moderna, which outperformed during the period, primarily due to the approval and distribution of its Covid-19 vaccine. In our view, much of the vaccine success has already been factored into the stock price, and we are skeptical about the long-term economic benefits of the vaccine for Moderna. We prefer to invest in companies that we believe have more durable revenue streams, with less reliance on a single vaccine or product.

As we enter the second half of the fund’s fiscal year, what is your outlook?

Key questions about the outlook for health care currently revolve around the progress we’ve seen in combatting the Covid-19 pandemic. Vaccine volumes and distribution have ramped up significantly, particularly in the United States and Europe, which should lead to continued declines in Covid-19 cases. However, debate continues over when we will see a robust recovery in health-care demand.

We believe there will be a recovery in the second half of 2021. We expect that this will include increased utilization — more medical office visits, routine vaccinations and screenings, and elective surgical procedures. It is difficult to determine how much of this is already priced into the stocks, but we do believe that the health-care sector overall will improve fundamentally. In our view, an acceleration in utilization could be beneficial for most subsec-tors, including pharmaceuticals, medical devices, and biotechnology.

We are also monitoring risks for the sector, such as changes to the regulatory environment, which has been relatively benign as attention

Global Health Care Fund 7

has been focused on Covid-19. However, as we emerge from the pandemic under a new U.S. presidential administration, attention could turn again to health-care access and affordability. We believe discussions of government-run health care, such as the “Medicare for all” debate, and a push for lower drug pricing could re-emerge and bring headwinds for stocks in the months ahead.

Thank you, Mike, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Global Health Care Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (5/28/82)
Before sales charge	11.83%	239.48%	13.00%	73.13%	11.60%	45.88%	13.41%	24.96%	5.95%
After sales charge	11.66	219.96	12.33	63.18	10.29	37.49	11.20	17.78	–0.14
Class B (3/1/93)
Before CDSC	11.60	219.63	12.32	66.82	10.78	42.69	12.58	24.04	5.57
After CDSC	11.60	219.63	12.32	65.29	10.57	39.80	11.82	19.04	1.15
Class C (7/26/99)
Before CDSC	11.61	214.95	12.16	66.78	10.77	42.66	12.57	24.02	5.55
After CDSC	11.61	214.95	12.16	66.78	10.77	42.66	12.57	23.02	4.62
Class R (1/21/03)
Net asset value	11.55	231.11	12.72	71.03	11.33	44.84	13.14	24.65	5.84
Class R6 (6/1/20)
Net asset value	11.98	248.44	13.30	75.51	11.91	47.13	13.74	25.40	6.14
Class Y (4/4/00)
Net asset value	11.98	248.12	13.29	75.34	11.89	46.99	13.70	25.28	6.09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Global Health Care Fund 9

Comparative index returns For periods ended 2/28/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI World Health
Care Index (ND)	—*	234.39%	12.83%	73.04%	11.59%	39.79%	11.81%	21.52%	3.59%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/28/21

Distributions		Class A		Class B	Class C	Class R	Class R6	Class Y
Number		1		1	1	1	1	1
Income		$0.505		$0.316	$0.245	$0.297	$0.602	$0.648
Capital gains
Long-term gains		3.519		3.519	3.519	3.519	3.519	3.519
Short-term gains		1.683		1.683	1.683	1.683	1.683	1.683
Total		$5.707		$5.518	$5.447	$5.499	$5.804	$5.850
	Before		After	Net	Net	Net	Net	Net
	sales		sales	asset	asset	asset	asset	asset
Share value	charge		charge	value	value	value	value	value
8/31/20	$60.86		$64.57	$32.37	$42.91	$56.13	$65.97	$65.94
2/28/21	58.74		62.32	28.63	39.82	53.88	64.18	64.07

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

10 Global Health Care Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (5/28/82)
Before sales charge	11.86%	239.31%	13.00%	73.26%	11.62%	51.84%	14.94%	31.19%	9.16%
After sales charge	11.69	219.80	12.33	63.30	10.31	43.11	12.69	23.64	2.88
Class B (3/1/93)
Before CDSC	11.63	219.46	12.32	66.91	10.79	48.48	14.08	30.23	8.76
After CDSC	11.63	219.46	12.32	65.39	10.59	45.48	13.31	25.23	4.20
Class C (7/26/99)
Before CDSC	11.69	219.50	12.32	66.87	10.78	48.47	14.08	30.20	8.74
After CDSC	11.69	219.50	12.32	66.87	10.78	48.47	14.08	29.20	7.79
Class R (1/21/03)
Net asset value	11.58	230.92	12.71	71.12	11.34	50.72	14.65	30.88	9.02
Class R6 (6/1/20)
Net asset value	12.02	248.19	13.29	75.62	11.92	53.15	15.27	31.66	9.35
Class Y (4/4/00)
Net asset value	12.01	247.83	13.28	75.44	11.90	52.99	15.23	31.52	9.29

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Effective 3/1/21, class C shares convert to class A shares after eight years. In this table, class C share performance reflects conversion to class A shares after eight years.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 8/31/20	1.07%	1.82%	1.82%	1.32%	0.72%*	0.82%
Annualized expense ratio for the
six-month period ended 2/28/21	1.06%	1.81%	1.81%	1.31%	0.71%	0.81%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/20 to 2/28/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.41	$9.23	$9.22	$6.69	$3.63	$4.14
Ending value (after expenses)	$1,059.50	$1,055.70	$1,055.50	$1,058.40	$1,061.40	$1,060.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/21, use the following calculation method. To find the value of your investment on 9/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.31	$9.05	$9.05	$6.56	$3.56	$4.06
Ending value (after expenses)	$1,019.54	$1,015.82	$1,015.82	$1,018.30	$1,021.27	$1,020.78

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Global Health Care Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The health care industries may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices, or procedures, and changes in governmental and private payment systems. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Health Care Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the health-care sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service

14 Global Health Care Fund

mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2021, Putnam employees had approximately $555,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Health Care Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Global Health Care Fund

The fund’s portfolio 2/28/21 (Unaudited)

COMMON STOCKS (95.3%)*	Shares	Value
Biotechnology (16.6%)
AbbVie, Inc.	803,100	$86,525,994
Acceleron Pharma, Inc. †	151,245	20,593,519
Alnylam Pharmaceuticals, Inc. †	74,700	11,063,070
Amgen, Inc.	33,335	7,497,708
Biogen, Inc. †	50,251	13,712,493
Blueprint Medicines Corp. †	80,500	7,906,710
Ironwood Pharmaceuticals, Inc. †	3,040,708	28,065,735
Mersana Therapeutics, Inc. †	654,000	11,889,720
Regeneron Pharmaceuticals, Inc. †	56,721	25,556,781
Rocket Pharmaceuticals, Inc. † S	171,289	9,520,243
Syndax Pharmaceuticals, Inc. †	185,995	4,540,138
Vertex Pharmaceuticals, Inc. †	59,900	12,731,745
Vor BioPharma, Inc. † S	249,503	11,217,655
		250,821,511
Diversified financial services (0.6%)
Health Sciences Acquisitions Corp. 2 †	680,995	8,457,958
		8,457,958
Health-care equipment and supplies (13.7%)
Abbott Laboratories	269,600	32,292,688
Cooper Cos., Inc. (The)	34,300	13,244,259
Danaher Corp.	215,400	47,316,918
Edwards Lifesciences Corp. †	237,800	19,761,180
Intuitive Surgical, Inc. †	17,600	12,967,680
Medtronic PLC	379,600	44,401,812
Stryker Corp.	45,000	10,921,050
Terumo Corp. (Japan)	248,400	9,207,077
Zimmer Biomet Holdings, Inc.	99,400	16,208,164
		206,320,828
Health-care providers and services (13.7%)
AmerisourceBergen Corp.	111,200	11,255,664
Anthem, Inc.	82,900	25,134,451
Biodesix, Inc. † S	234,840	4,635,742
Cigna Corp.	44,600	9,361,540
Humana, Inc.	70,000	26,575,500
Laboratory Corp. of America Holdings †	69,000	16,553,790
McKesson Corp.	127,400	21,596,848
UnitedHealth Group, Inc.	278,900	92,656,158
		207,769,693
Life sciences tools and services (7.8%)
Avantor, Inc. †	542,300	15,113,901
Bio-Rad Laboratories, Inc. Class A †	32,500	18,996,250
ICON PLC (Ireland) †	73,600	13,298,048
Lonza Group AG (Switzerland)	35,388	22,295,616
Thermo Fisher Scientific, Inc.	107,200	48,248,574
		117,952,389
Pharmaceuticals (42.9%)
4Front Ventures Corp. † S	5,953,969	10,002,668
Astellas Pharma, Inc. (Japan)	457,000	7,176,866

Global Health Care Fund 17

COMMON STOCKS (95.3%)* cont.	Shares	Value
Pharmaceuticals cont.
AstraZeneca PLC (United Kingdom)	838,436	$81,153,164
Bausch Health Cos., Inc. †	244,900	7,694,758
Bristol-Myers Squibb Co.	521,600	31,989,728
Chugai Pharmaceutical Co., Ltd. (Japan)	158,600	7,086,747
Daiichi Sankyo Co., Ltd. (Japan)	718,800	20,297,275
Eisai Co., Ltd. (Japan)	99,800	6,852,443
Eli Lilly and Co.	356,700	73,084,263
GlaxoSmithKline PLC (United Kingdom)	2,069,331	34,323,425
Innoviva, Inc. †	1,485,500	16,979,265
Johnson & Johnson	514,674	81,555,242
Merck & Co., Inc.	507,738	36,871,934
Merck KGaA (Germany)	80,992	13,115,601
Nektar Therapeutics †	346,100	7,853,009
Novartis AG (Switzerland)	600,596	51,616,445
Novo Nordisk A/S Class B (Denmark)	198,176	14,098,905
Perrigo Co. PLC S	210,100	8,479,636
Pfizer, Inc.	1,108,740	37,131,703
Roche Holding AG (Switzerland)	209,123	68,358,528
Royalty Pharma PLC Class A S	385,658	17,960,093
Takeda Pharmaceutical Co., Ltd. (Japan)	361,900	12,161,225
Viatris, Inc. †	163,813	2,432,623
		648,275,546
Total common stocks (cost $1,018,663,977)		$1,439,597,925

UNITS (2.3%)*	Units	Value
Population Health Investment Co., Inc. †	453,939	$4,957,014
Sarissa Capital Acquisition Corp. † Ω	1,721,671	19,799,217
Vincerx Pharma, Inc. †	453,115	10,444,301
Total units (cost $26,364,521)		$35,200,532

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Bonds 2.50%, 2/15/45 [i]	$692,000	$745,858
Total U.S. treasury obligations (cost $745,858)		$745,858

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Barclays Bank PLC
Biogen, Inc. (Put)	Mar-21/$225.68	$18,983,989	$69,569	$47,386
Total purchased options outstanding (cost $993,706)				$47,386

	Expiration	Strike
WARRANTS (—%)*†	date	price	Warrants	Value
Seneca Biopharma, Inc. Ser. K, (acquired 4/20/17,
cost $—) ∆∆	1/9/22	$946.40	18,887	$—
Total warrants (cost $—)				$—

18 Global Health Care Fund

	Principal amount/
SHORT-TERM INVESTMENTS (3.7%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.11% [d]	Shares	16,327,360	$16,327,360
Putnam Short Term Investment Fund Class P 0.12% L	Shares	34,509,111	34,509,111
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	1,790,000	1,790,000
U.S. Treasury Bills 0.081%, 4/8/21 ∆		$500,000	499,980
U.S. Treasury Bills 0.079%, 5/13/21 ∆		600,000	599,942
U.S. Treasury Bills 0.051%, 6/3/21 ∆		1,100,000	1,099,843
U.S. Treasury Cash Management Bills 0.071%, 5/25/21 ∆		700,000	699,934
Total short-term investments (cost $55,526,076)			$55,526,170

TOTAL INVESTMENTS
Total investments (cost $1,102,294,138)			$1,531,117,871

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2020 through February 28, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,510,509,107.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $0, or less than 0.1% of net assets.

Ω Affiliated company (Note 7).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,202,900 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 7 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 7). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,429,757 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Global Health Care Fund 19

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	76.1%	Denmark	0.9%
Switzerland	9.4	Ireland	0.9
United Kingdom	7.6	Germany	0.9
Japan	4.2	Total	100.0%

⌂Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/21 (aggregate face value $498,663,995) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/17/21	$6,720,108	$6,427,798	$(292,310)
	Euro	Buy	3/17/21	45,885,542	46,303,475	(417,933)
	Japanese Yen	Sell	5/19/21	15,056,953	15,288,650	231,697
	Swiss Franc	Buy	3/17/21	2,571,509	2,641,526	(70,017)
	Swiss Franc	Sell	3/17/21	2,571,509	2,589,635	18,126
Barclays Bank PLC
	Euro	Buy	3/17/21	3,564,529	3,596,777	(32,248)
	Japanese Yen	Buy	5/19/21	3,292,244	3,342,239	(49,995)
Citibank, N.A.
	British Pound	Sell	3/17/21	7,924,352	7,665,085	(259,267)
	Danish Krone	Buy	3/17/21	28,781,991	29,071,242	(289,251)
	Euro	Sell	3/17/21	4,999,731	5,044,905	45,174
Credit Suisse International
	British Pound	Sell	3/17/21	18,253,013	18,389,018	136,005
	Japanese Yen	Buy	5/19/21	9,464,467	9,610,473	(146,006)
Goldman Sachs International
	British Pound	Buy	3/17/21	10,536,961	10,191,376	345,585
	Euro	Buy	3/17/21	2,574,697	2,597,704	(23,007)
	Japanese Yen	Buy	5/19/21	38,248,988	38,839,343	(590,355)
HSBC Bank USA, National Association
	British Pound	Buy	3/17/21	1,249,666	1,208,666	41,000
	Euro	Buy	3/17/21	11,877,982	11,987,871	(109,889)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/21/21	6,555,270	6,633,996	(78,726)
	Japanese Yen	Sell	5/19/21	15,189,615	15,423,618	234,003
New Zealand Dollar		Buy	4/21/21	3,063,712	3,078,292	(14,580)
	Swiss Franc	Sell	3/17/21	30,955,663	31,800,105	844,442
Morgan Stanley & Co. International PLC
	British Pound	Buy	3/17/21	16,144,645	15,616,590	528,055
	Swiss Franc	Buy	3/17/21	6,622,225	6,804,549	(182,324)
	Swiss Franc	Sell	3/17/21	6,622,225	6,668,948	46,723
NatWest Markets PLC
	Australian Dollar	Buy	4/21/21	27,889,468	28,223,504	(334,036)
	Euro	Buy	3/17/21	15,778,651	15,920,626	(141,975)

20 Global Health Care Fund

FORWARD CURRENCY CONTRACTS at 2/28/21 (aggregate face value $498,663,995) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/21/21	$5,354,713	$5,418,437	$(63,724)
	British Pound	Sell	3/17/21	14,526,446	14,050,799	(475,647)
	Euro	Buy	3/17/21	1,242,570	1,253,658	(11,088)
	Israeli Shekel	Buy	4/21/21	2,190,189	2,281,883	(91,694)
	Japanese Yen	Buy	5/19/21	252,421	256,311	(3,890)
Toronto-Dominion Bank
	Euro	Buy	3/17/21	4,216,773	4,254,226	(37,453)
UBS AG
	Australian Dollar	Sell	4/21/21	17,057,831	17,259,763	201,932
	Danish Krone	Buy	3/17/21	16,728,747	16,696,511	32,236
	Danish Krone	Sell	3/17/21	16,728,747	16,858,428	129,681
	Euro	Sell	3/17/21	12,613,023	12,606,030	(6,993)
	Japanese Yen	Buy	5/19/21	9,167,642	9,308,075	(140,433)
	Swiss Franc	Sell	3/17/21	2,676,649	2,932,337	255,688
WestPac Banking Corp.
	Australian Dollar	Buy	4/21/21	8,716,732	8,820,908	(104,176)
	British Pound	Sell	3/17/21	37,777,009	37,464,446	(312,563)
	Euro	Buy	3/17/21	2,488,399	2,510,949	(22,550)
	Japanese Yen	Buy	5/19/21	1,699,089	1,725,223	(26,134)
Unrealized appreciation						3,090,347
Unrealized (depreciation)						(4,328,264)
Total						$(1,237,917)

* The exchange currency for all contracts listed is the United States Dollar.

WRITTEN OPTIONS OUTSTANDING at 2/28/21 (premiums $208,707) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Barclays Bank PLC
Biogen, Inc. (Put)	Mar-21/$185.85	$18,983,989	$69,569	$499
Total				$499

Global Health Care Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Financials	$8,457,958	$—	$—
Health care	1,146,178,283	284,961,684	—
Total common stocks	1,154,636,241	284,961,684	—
Purchased options outstanding	—	47,386	—
U.S. treasury obligations	—	745,858	—
Units	35,200,532	—	—
Warrants	—	—	—
Short-term investments	1,790,000	53,736,170	—
Totals by level	$1,191,626,773	$339,491,098	$—
		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,237,917)	$—
Written options outstanding	—	(499)	—
Totals by level	$—	$(1,238,416)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

22 Global Health Care Fund

Statement of assets and liabilities 2/28/21 (Unaudited)

ASSETS
Investment in securities, at value, including $15,675,374 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,034,163,686)	$1,460,482,183
Affiliated issuers (identified cost $68,130,452) (Notes 1 and 7)	70,635,688
Cash	782,928
Foreign currency (cost $24) (Note 1)	24
Foreign tax reclaim	2,259,669
Dividends, interest and other receivables	3,585,643
Receivable for shares of the fund sold	260,429
Unrealized appreciation on forward currency contracts (Note 1)	3,090,347
Prepaid assets	62,041
Total assets	1,541,158,952

LIABILITIES
Payable for investments purchased	4,393,662
Payable for shares of the fund repurchased	716,468
Payable for compensation of Manager (Note 2)	730,099
Payable for custodian fees (Note 2)	32,202
Payable for investor servicing fees (Note 2)	375,372
Payable for Trustee compensation and expenses (Note 2)	441,171
Payable for administrative services (Note 2)	4,471
Payable for distribution fees (Note 2)	602,762
Unrealized depreciation on forward currency contracts (Note 1)	4,328,264
Written options outstanding, at value (premiums $208,707) (Note 1)	499
Collateral on securities loaned, at value (Note 1)	16,327,360
Collateral on certain derivative contracts, at value (Notes 1 and 8)	2,535,858
Other accrued expenses	161,657
Total liabilities	30,649,845

Net assets	$1,510,509,107

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$965,781,802
Total distributable earnings (Note 1)	544,727,305
Total — Representing net assets applicable to capital shares outstanding	$1,510,509,107

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,348,546,117 divided by 22,956,041 shares)	$58.74
Offering price per class A share (100/94.25 of $58.74)*	$62.32
Net asset value and offering price per class B share ($13,286,087 divided by 464,089 shares)**	$28.63
Net asset value and offering price per class C share ($32,477,645 divided by 815,573 shares)**	$39.82
Net asset value, offering price and redemption price per class R share
($1,889,358 divided by 35,069 shares)	$53.88
Net asset value, offering price and redemption price per class R6 share
($16,809,159 divided by 261,924 shares)	$64.18
Net asset value, offering price and redemption price per class Y share
($97,500,741 divided by 1,521,798 shares)	$64.07

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 23

Statement of operations Six months ended 2/28/21 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $62,047)	$10,254,041
Interest (including interest income of $26,345 from investments in affiliated issuers) (Note 7)	26,729
Securities lending (net of expenses) (Notes 1 and 7)	46,548
Total investment income	10,327,318

EXPENSES
Compensation of Manager (Note 2)	4,607,403
Investor servicing fees (Note 2)	1,110,768
Custodian fees (Note 2)	62,940
Trustee compensation and expenses (Note 2)	33,735
Distribution fees (Note 2)	1,912,147
Administrative services (Note 2)	25,634
Other	246,883
Total expenses	7,999,510
Expense reduction (Note 2)	(4,181)
Net expenses	7,995,329

Net investment income	2,331,989

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	120,738,676
Securities from affiliated issuers (Note 7)	7,934,896
Foreign currency transactions (Note 1)	41,379
Forward currency contracts (Note 1)	5,931,357
Total net realized gain	134,646,308
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(59,860,247)
Securities from affiliated issuers (Note 7)	13,298,265
Assets and liabilities in foreign currencies	(53,175)
Forward currency contracts	(3,466,798)
Written options	208,208
Total change in net unrealized depreciation	(49,873,747)

Net gain on investments	84,772,561

Net increase in net assets resulting from operations	$87,104,550

The accompanying notes are an integral part of these financial statements.

24 Global Health Care Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/21*	Year ended 8/31/20
Operations
Net investment income	$2,331,989	$9,983,702
Net realized gain on investments
and foreign currency transactions	134,646,308	114,448,021
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(49,873,747)	191,893,674
Net increase in net assets resulting from operations	87,104,550	316,325,397
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(10,740,372)	(3,713,315)
Class B	(136,089)	—
Class C	(184,298)	—
Class R	(9,991)	(3,437)
Class R6	(145,878)	—
Class Y	(923,505)	(361,012)
Net realized short-term gain on investments
Class A	(35,794,151)	—
Class B	(724,802)	—
Class C	(1,266,015)	—
Class R	(56,614)	—
Class R6	(407,829)	—
Class Y	(2,398,547)	—
From net realized long-term gain on investments
Class A	(74,842,318)	(66,361,920)
Class B	(1,515,496)	(1,650,757)
Class C	(2,647,122)	(2,313,432)
Class R	(118,374)	(147,953)
Class R6	(852,733)	—
Class Y	(5,015,143)	(3,641,101)
Increase (decrease) from capital share transactions (Note 4)	77,252,480	(11,257,290)
Total increase in net assets	26,577,753	226,875,180

NET ASSETS
Beginning of period	1,483,931,354	1,257,056,174
End of period	$1,510,509,107	$1,483,931,354

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 28, 2021**	$60.86	.10	3.49	3.59	(.51)	(5.20)	(5.71)	$58.74	5.95*	$1,348,546	.53*	.16*	37*
August 31, 2020	50.99	.41	12.69	13.10	(.17)	(3.06)	(3.23)	60.86	26.16	1,324,490	1.07	.75	82
August 31, 2019	54.00	.29	(.18)	.11	(.03)	(3.09)	(3.12)	50.99	1.15	1,133,447	1.09	.57	81
August 31, 2018	58.35	.18	4.01	4.19	(.32)	(8.22)	(8.54)	54.00	8.56	1,251,883	1.08	.34	49
August 31, 2017	58.56	.28	4.85	5.13	(.26)	(5.08)	(5.34)	58.35	10.29	1,287,146	1.10	.51	53
August 31, 2016	71.32	.21	(4.75)	(4.54)	(.03)	(8.19)	(8.22)	58.56	(7.23)	1,336,219	1.13[d]	.35[d]	16
Class B
February 28, 2021**	$32.37	(.07)	1.85	1.78	(.32)	(5.20)	(5.52)	$28.63	5.57*	$13,286	.90 *	(.22)*	37*
August 31, 2020	28.45	—[f]	6.98	6.98	—	(3.06)	(3.06)	32.37	25.27	15,467	1.82	—[e]	82
August 31, 2019	31.90	(.05)	(.31)	(.36)	—	(3.09)	(3.09)	28.45	.39	17,141	1.84	(.18)	81
August 31, 2018	37.98	(.14)	2.34	2.20	(.06)	(8.22)	(8.28)	31.90	7.73	22,390	1.83	(.42)	49
August 31, 2017	40.08	(.09)	3.07	2.98	—	(5.08)	(5.08)	37.98	9.48	27,546	1.85	(.24)	53
August 31, 2016	51.75	(.17)	(3.28)	(3.45)	(.03)	(8.19)	(8.22)	40.08	(7.93)	35,044	1.88[d]	(.40)[d]	16
Class C
February 28, 2021**	$42.91	(.09)	2.45	2.36	(.25)	(5.20)	(5.45)	$39.82	5.55*	$32,478	.90 *	(.22)*	37*
August 31, 2020	36.87	—[f]	9.10	9.10	—	(3.06)	(3.06)	42.91	25.25	33,172	1.82	(.01)	82
August 31, 2019	40.29	(.07)	(.26)	(.33)	—	(3.09)	(3.09)	36.87	.38	29,905	1.84	(.18)	81
August 31, 2018	45.69	(.16)	2.98	2.82	—	(8.22)	(8.22)	40.29	7.77	34,057	1.83	(.40)	49
August 31, 2017	47.13	(.11)	3.75	3.64	—	(5.08)	(5.08)	45.69	9.46	50,402	1.85	(.24)	53
August 31, 2016	59.40	(.20)	(3.85)	(4.05)	(.03)	(8.19)	(8.22)	47.13	(7.92)	59,280	1.88[d]	(.40)[d]	16
Class R
February 28, 2021**	$56.13	.01	3.24	3.25	(.30)	(5.20)	(5.50)	$53.88	5.84*	$1,889	.65*	.02*	37*
August 31, 2020	47.27	.26	11.73	11.99	(.07)	(3.06)	(3.13)	56.13	25.85	2,272	1.32	.52	82
August 31, 2019	50.40	.15	(.19)	(.04)	—	(3.09)	(3.09)	47.27	.91	2,252	1.34	.32	81
August 31, 2018	54.97	.01	3.78	3.79	(.14)	(8.22)	(8.36)	50.40	8.29	2,209	1.33	.01	49
August 31, 2017	55.45	.13	4.56	4.69	(.09)	(5.08)	(5.17)	54.97	10.00	3,400	1.35	.25	53
August 31, 2016	68.12	.06	(4.51)	(4.45)	(.03)	(8.19)	(8.22)	55.45	(7.45)	3,891	1.38[d]	.10[d]	16
Class R6
February 28, 2021**	$65.97	.22	3.79	4.01	(.60)	(5.20)	(5.80)	$64.18	6.14*	$16,809	.35*	.33*	37*
August 31, 2020†	62.85	.17	2.95	3.12	—	—	—	65.97	4.96*	16,348	.18*	.26*	82
Class Y
February 28, 2021**	$65.94	.19	3.79	3.98	(.65)	(5.20)	(5.85)	$64.07	6.09*	$97,501	.40*	.28*	37*
August 31, 2020	54.99	.56	13.75	14.31	(.30)	(3.06)	(3.36)	65.94	26.49	92,183.82		.93	82
August 31, 2019	57.97	.44	(.16)	.28	(.17)	(3.09)	(3.26)	54.99	1.41	64,674.84		.82	81
August 31, 2018	62.02	.34	4.30	4.64	(.47)	(8.22)	(8.69)	57.97	8.82	75,576.83		.60	49
August 31, 2017	61.91	.45	5.16	5.61	(.42)	(5.08)	(5.50)	62.02	10.56	72,352.85		.75	53
August 31, 2016	74.75	.38	(5.00)	(4.62)	(.03)	(8.19)	(8.22)	61.91	(6.98)	54,119	.88[d]	.58[d]	16

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Global Health Care Fund	Global Health Care Fund 27

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period June 1, 2020 (commencement of operations) to August 31, 2020.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets per share for each class (Note 2).

e Represents less than 0.01% of average net assets.

f Represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28 Global Health Care Fund

Notes to financial statements 2/28/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2020 through February 28, 2021.

Putnam Global Health Care Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek capital appreciation. For this non-diversified fund concentrating in the health care industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the health care industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that manufacture health care supplies or provide health care-related services, and companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. The fund may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities. The use of the term “global” in the fund’s name is meant to emphasize that Putnam Management looks for investment opportunities on a worldwide basis and that its investment strategies are not constrained by the countries or regions in which companies are located. Under normal market conditions, the fund intends to invest in at least five different countries and at least 40% of its net assets in securities of foreign companies (or, if less, at least the percentage of net assets that is 10% less than the percentage of the fund’s benchmark represented by foreign companies, as determined by the providers of the benchmark).

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Effective March 1, 2021, class C shares will generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Global Health Care Fund 29

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

30 Global Health Care Fund

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Global Health Care Fund 31

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,040,734 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,202,900 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $16,327,360 and the value of securities loaned amounted to $15,675,374.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal

32 Global Health Care Fund

to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,108,541,431, resulting in gross unrealized appreciation and depreciation of $443,678,831 and $22,340,807, respectively, or net unrealized appreciation of $421,338,024.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.305% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and

Global Health Care Fund 33

payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$998,354	Class R6	4,186
Class B	10,784	Class Y	71,205
Class C	24,717	Total	$1,110,768
Class R	1,522

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,181 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,058 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

34 Global Health Care Fund

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,669,541
Class B	1.00%	1.00%	72,137
Class C	1.00%	1.00%	165,381
Class R	1.00%	0.50%	5,088
Total			$1,912,147

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,492 from the sale of class A shares and received $256 and $76 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $57 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$533,232,129	$584,442,801
U.S. government securities (Long-term)	—	—
Total	$533,232,129	$584,442,801

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	399,048	$24,216,113	788,571	$44,262,982
Shares issued in connection with
reinvestment of distributions	1,921,701	112,208,137	1,144,241	64,741,150
	2,320,749	136,424,250	1,932,812	109,004,132
Shares repurchased	(1,127,227)	(68,574,920)	(2,401,040)	(131,594,408)
Net increase (decrease)	1,193,522	$67,849,330	(468,228)	$(22,590,276)

Global Health Care Fund 35

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	6,675	$209,817	12,974	$395,383
Shares issued in connection with
reinvestment of distributions	82,115	2,340,289	53,604	1,621,529
	88,790	2,550,106	66,578	2,016,912
Shares repurchased	(102,504)	(3,178,540)	(191,181)	(5,670,579)
Net decrease	(13,714)	$(628,434)	(124,603)	$(3,653,667)

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	40,878	$1,737,497	96,663	$3,819,738
Shares issued in connection with
reinvestment of distributions	103,229	4,092,005	56,455	2,263,281
	144,107	5,829,502	153,118	6,083,019
Shares repurchased	(101,644)	(4,278,775)	(191,099)	(7,439,223)
Net increase (decrease)	42,463	$1,550,727	(37,981)	$(1,356,204)

			YEAR ENDED 8/31/20 *
Class M			Shares	Amount
Shares sold			1,862	$72,510
Shares issued in connection with reinvestment of distributions			—	—
			1,862	72,510
Shares repurchased			(250,904)	(10,893,488)
Net decrease			(249,042)	$(10,820,978)

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	3,953	$218,783	11,319	$569,283
Shares issued in connection with
reinvestment of distributions	3,452	184,978	2,622	137,057
	7,405	403,761	13,941	706,340
Shares repurchased	(12,804)	(726,224)	(21,115)	(1,078,560)
Net decrease	(5,399)	$(322,463)	(7,174)	$(372,220)

			FOR THE PERIOD 6/1/20
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 2/28/21		THROUGH 8/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	10,486	$698,123	250,057	$15,680,827
Shares issued in connection with
reinvestment of distributions	22,062	1,406,440	—	—
	32,548	2,104,563	250,057	15,680,827
Shares repurchased	(18,437)	(1,231,890)	(2,244)	(146,497)
Net increase	14,111	$872,673	247,813	$15,534,330

36 Global Health Care Fund

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	162,575	$10,775,082	1,054,643	$63,182,796
Shares issued in connection with
reinvestment of distributions	128,277	8,166,092	63,689	3,897,767
	290,852	18,941,174	1,118,332	67,080,563
Shares repurchased	(166,995)	(11,010,527)	(896,454)	(55,078,838)
Net increase	123,857	$7,930,647	221,878	$12,001,725

* Effective November 25, 2019, the fund converted all of its Class M shares to Class A shares and Class M shares were no longer able to be purchased.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the health sector, which involves more risk than a fund that invests more broadly.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$30,000
Written equity option contracts (contract amount)	$30,000
Forward currency contracts (contract amount)	$472,600,000
Warrants (number of warrants)	19,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$3,090,347	Payables	$4,328,264
Equity contracts	Investments	47,386	Payables	499
Total		$3,137,733		$4,328,763

Global Health Care Fund 37

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts		Total
Foreign exchange contracts	$5,931,357		$5,931,357
Total	$5,931,357		$5,931,357

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$(3,466,798)	$(3,466,798)
Equity contracts	(738,112)	—	(738,112)
Total	$(738,112)	$(3,466,798)	$(4,204,910)

Note 7: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

						Change in
						unrealized	Shares
	Fair value as			Investment	Realized	appreciation	outstanding as	Fair value as
Name of affiliate	of 8/31/20	Purchase cost	Sale proceeds	income	gain (loss)	(depreciation)	of 2/28/21	of 2/28/21
Short-term investments
Putnam Cash Collateral Pool, LLC*	$30,589,875	$243,524,730	$257,787,245	$39,235	$—	$—	16,327,360	$16,327,360
Putnam Short Term Investment Fund**	36,318,681	196,068,388	197,877,958	26,345	—	—	34,509,111	34,509,111
Total Short-term investments	66,908,556	439,593,118	455,665,203	65,580	—	—		50,836,471
Common stocks†
Health care
4Front Ventures Corp.††	7,592,762	3,427,768	14,059,194	—	7,934,896	5,106,436	—	—
Total Common stocks	$7,592,762	$3,427,768	$14,059,194	—	7,934,896	5,106,436	—	—
Units
Vincerx Pharma, Inc.†† ‡	4,757,708	—	—	—	—	5,686,593	—	—
Sarissa Capital Acquisition Corp	—	17,293,981	—	—	—	2,505,236	1,721,671	19,799,217
Total Units	—	17,293,981	—	—	—	8,191,829	—	19,799,217
Totals	$79,259,026	$443,020,886	$469,724,397	$65,580	$7,934,896	$13,298,265	—	$70,635,688

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

† Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

†† Security was not in affiliation as of the end of the reporting period.

‡ Previously Lifesci Acquisition Corp.

38 Global Health Care Fund	Global Health Care Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Citibank, N. A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto - Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$249,823	$—	$45,174	$136,005	$345,585	$41,000	$1,078,445	$574,778	$—	$—	$—	$619,537	$—	$3,090,347
Purchased options **#	—	47,386	—	—	—	—	—	—	—	—	—	—	—	47,386
Total Assets	$249,823	$47,386	$45,174	$136,005	$345,585	$41,000	$1,078,445	$574,778	$—	$—	$—	$619,537	$—	$3,137,733
Liabilities:
Forward currency contracts#	780,260	82,243	548,518	146,006	613,362	109,889	93,306	182,324	476,011	646,043	37,453	147,426	465,423	4,328,264
Written options #	—	499	—	—	—	—	—	—	—	—	—	—	—	499
Total Liabilities	$780,260	$82,742	$548,518	$146,006	$613,362	$109,889	$93,306	$182,324	$476,011	$646,043	$37,453	$147,426	$465,423	$4,328,763
Total Financial and
Derivative Net Assets	$(530,437)	$(35,356)	$(503,344)	$(10,001)	$(267,777)	$(68,889)	$985,139	$392,454	$(476,011)	$(646,043)	$(37,453)	$472,111	$(465,423)	$(1,191,030)
Total collateral received
(pledged)†##	$(69,993)	$70,000	$(312,969)	$(10,001)	$130,000	$—	$985,139	$392,454	$745,858	$(568,963)	$—	$20,000	$—
Net amount	$(460,444)	$(105,356)	$(190,375)	$—	$(397,777)	$(68,889)	$—	$—	$(1,221,869)	$(77,080)	$(37,453)	$452,111	$(465,423)
Controlled collateral
received (including
TBA commitments)**	$—	$70,000	$—	$—	$130,000	$—	$1,120,000	$450,000	$745,858	$—	$—	$20,000	$—	$2,535,858
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(69,993)	$—	$(312,969)	$(250,975)	$—	$—	$—	$—	$—	$(568,963)	$—	$—	$—	$(1,202,900)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 Global Health Care Fund	Global Health Care Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

42 Global Health Care Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Dynamic Asset Allocation Balanced Fund	Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® Maturity Fund
RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Health Care Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Global Health Care Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Health Care Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Health Care Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 28, 2021